UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSRS

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-8874
                                   --------

                           TEMPLETON DRAGON FUND, INC.
                          -----------------------------
              (Exact name of registrant as specified in charter)

       500 EAST BROWARD BLVD., SUITE 2100, FORT LAUDERDALE, FL 33394-3091
      --------------------------------------------------------------------
             (Address of principal executive offices)   (Zip code)


       MURRAY L. SIMPSON, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
       -----------------------------------------------------------------
                    (Name and address of agent for service)


      Registrant's telephone number, including area code: (954) 527-7500
                                                          --------------

Date of fiscal year end: 12/31
                         ------

Date of reporting period: 6/30/03
                          -------

ITEM 1. REPORTS TO STOCKHOLDERS.


Semi
Annual
Report

[GRAPHIC OMITTED]

                                  JUNE 30, 2003




TEMPLETON DRAGON FUND, INC.

[LOGO OMITTED]
FRANKLIN (R) TEMPLETON(R)
INVESTMENTS

[PHOTO OMITTED]
MARK MOBIUS, PH.D.
PRESIDENT AND CHIEF EXECUTIVE
OFFICER - INVESTMENT MANAGEMENT
TEMPLETON DRAGON FUND, INC.

Mark Mobius has been living in emerging market countries since earning his Ph.D. in economics and political science at Massachusetts Institute of Technology in 1964. During his extensive travels, he has acquired a thorough knowledge of business practices and customs unique to developing nations.


Not part of the semiannual report

IMPORTANT NOTICE TO SHAREHOLDERS

TENDER OFFER. On April 24, 2003, the Fund commenced a tender offer for up to 6,656,425 shares, or 15%, of the Fund's outstanding shares at a price per share equal to 92.5% of net asset value per share as of May 22, 2003, the expiration date of the tender offer. A total of 13,861,221.1833 shares were properly tendered and not withdrawn on the expiration date for the tender offer and the final date for withdrawals. In accordance with the terms of the tender offer, 6,656,425 shares were accepted by the Fund for a purchase price of $9.97 per share. Because more than 15% of the Fund's outstanding shares were tendered, the number of shares accepted for payment by the Fund was pro-rated based on the total number of shares properly tendered by each shareholder.





CONTENTS

IMPORTANT NOTICE
TO SHAREHOLDERS ....................  1
----------------------------------------
SEMIANNUAL REPORT

Templeton Dragon Fund ..............  2

Performance Summary ................  7

Financial Highlights &
Statement of Investments ...........  8

Financial Statements ............... 12

Notes to
Financial Statements ............... 15





                        Not part of the semiannual report

SEMIANNUAL REPORT



TEMPLETON DRAGON FUND, INC.



--------------------------------------------------------------------------------
YOUR FUND'S GOAL: TEMPLETON DRAGON FUND SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING AT LEAST 45% OF ITS TOTAL ASSETS IN THE EQUITY SECURITIES OF "CHINA COMPANIES," AS DEFINED IN THE FUND'S PROSPECTUS.
--------------------------------------------------------------------------------


We are pleased to bring you this semiannual report for Templeton Dragon Fund covering the period ended June 30, 2003. During the six months under review, China's and India's economies recorded healthy gross domestic product (GDP) expansion rates. Recent data showed some strong gains as China's GDP grew 8.9% annualized in April, after growing 9.9% annualized in the first quarter of 2003. 1 May 2003 exports and imports surged 37.3% and 40.9% over May 2002, resulting in a trade surplus of US$2.2 billion, while May's industrial output rose 13.7% over May 2002. 2 Foreign direct investment inflows slowed in April and May due, in part, to the effects of China's battle with severe acute respiratory syndrome
(SARS); however, a solid 48% overall gain was tallied for the first five months of 2003. 3 In efforts to help China's economy maintain its momentum, the government announced tax relief measures aimed at supporting businesses impacted by SARS outbreaks. Standard & Poor's, an independent credit rating agency, revised its outlook on China's long-term foreign-currency sovereign debt to positive from stable in April.



[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
6/30/03
Hong Kong 44.1%
China 34.5%
Taiwan 15.9%
Singapore 1.5%
Short-Term Investments & Other Net Assets 4.0%

1. Sources: Financial Times Information; National Bureau of Statistics, China.
2. Source: Customs Statistics China.
3. Source: Ministry of Commerce, China.

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 10.

2    SEMIANNUAL REPORT

Hong Kong's GDP grew 4.5% annualized in first quarter 2003 compared with first quarter 2002, following a revised 5.1% annualized expansion in the preceding quarter. However, the government reduced its growth forecast for 2003 to 1.5% from 3.0% largely due to the SARS outbreak in the second quarter. Retail sales also suffered during the six-month period, decreasing 15.2% in April compared with April 2002. 4 As could be expected, the negatively impacted tourism and service sectors contributed to a rise in unemployment. Positively, Hong Kong ranked as the world's fourth most competitive small economy, up from tenth last year, according to the World Competitiveness Yearbook 2003, an international survey of business and economic efficiency. Additionally, China and Hong Kong signed a free-trade agreement at the end of June, an indication of China opening its economy to international competition.

In Taiwan, domestic demand weakened, and first quarter 2003 GDP grew an annualized 3.2%, compared with 4.2% annualized in 2002's fourth quarter. Fortunately, private consumption rose in the first quarter, and unemployment fell to its lowest level since July 2001 to 4.9% in April after fewer layoffs and factory closures. 5 Exports rose in May largely due to strong demand from China, contributing to the 8.1% increase for the first five months of the year, while imports rose 12.8% during the same period. 6

In efforts to attract foreign investors to Taiwan's financial markets, the Securities and Futures Commission and the Taiwan Central Bank eased the qualifications and application process of



4. Source: Census & Statistics Department, Hong Kong.
5. Source: Directorate General of Budget, Taiwan.
6. Source: Ministry of Finance, Taiwan.

                                                          SEMIANNUAL REPORT    3

TOP 10 HOLDINGS
6/30/03

COMPANY
SECTOR/INDUSTRY,                   % OF TOTAL
COUNTRY                             NET ASSETS
----------------------------------------------

Dairy Farm
International Holdings Ltd.           11.4%
FOOD & DRUG
RETAILING, HONG KONG

China Petroleum &
Chemical Corp., H                      8.1%
OIL & GAS, CHINA

Cheung Kong Infrastructure
Holdings Ltd.                          4.9%
CONSTRUCTION MATERIALS,
HONG KONG

China Merchants
Holdings International
Co. Ltd.                               4.6%
INDUSTRIAL CONGLOMERATES,
HONG KONG

Hang Lung Group Ltd.                   3.8%
REAL ESTATE, HONG KONG

PetroChina Co. Ltd., H                 3.4%
OIL & GAS, CHINA

China Mobile
(Hong Kong) Ltd.                       3.2%
WIRELESS TELECOMMUNICATION
SERVICES, CHINA

Beijing Datang Power
Generation Co. Ltd., H                 3.2%
ELECTRIC UTILITIES, CHINA

Hong Kong & Shanghai
Hotels, Ltd.                           2.9%
HOTELS, RESTAURANTS & LEISURE,
HONG KONG

Citic Pacific Ltd.                     2.7%
INDUSTRIAL CONGLOMERATES,
HONG KONG



its Qualified Foreign Institutional Investor program by eliminating the investment experience requirement and relaxing the minimum investment size.

For the six months ended June 30, 2003, Templeton Dragon Fund delivered a +25.76% cumulative total return in market price terms and +19.82% in net asset value terms, as shown in the Performance Summary on page 7.

In May, we completed a tender offer and bought back a total 6,656,425 shares of the Fund's common stock. We funded the purchase largely by decreasing certain stock holdings that we believed were less attractively valued. During the six-month period, war in Iraq and fear of SARS brought significant price movements to many financial markets. These developments coupled with changes in fundamentals with some companies held by the Fund were some of the major factors behind the portfolio changes.

During the period, we reduced our exposure to China H shares (Hong Kong-listed Chinese companies), as we found some valuations growing expensive, in our view. Key sales included Tsingtao Brewery, Zhejiang Expressway, Angang New Steel and Jiangsu Expressway. These sales also reduced the Fund's transportation infrastructure exposure. The Fund still held 27.7% of total net assets in China H shares as of June 30, 2003. Other notable sales included Hong Kong's Dairy Farm, as gains were realized, and Red Chip shares (Hong Kong-listed companies with significant exposure to China) in Cosco Pacific and China Pharmaceutical, which were sold at a loss. On an individual stock level, key contributors to the Fund's performance during the six-month period were Sinopec, China's



4    SEMIANNUAL REPORT
second-largest oil company, and Tsingtao Brewery, China's largest brewery.

We increased the Fund's exposure to Taiwan by purchasing stocks trading at valuations we believed to be attractive. Key purchases and contributors to Fund performance included Delta Electronics, the world's largest power supplies producer; Asustek, the world's largest manufacturer of motherboards; Advantech, Taiwan's largest industrial computers producer; and Sunplus Technology, a Taiwanese integrated circuit company.

As we searched for what were, in our view, undervalued stocks during the period, we invested in the Shenzhen B market in China by purchasing Guangdong Electric Power, the largest listed power generation group in Guangdong province. Key Singapore investments included Singapore Airlines and Singapore Press, purchased, in part, for its dominant market position.

Within the Fund's top 10 holdings, Petrochina, Beijing Datang, Citic Pacific and Hong Kong & Shanghai Hotels replaced TCL, Tsingtao Brewery, Zhejiang Expressway and Jiangsu Expressway during the reporting period. As of June 30, 2003, the Fund's top three sectors were oil and gas, food and drug retailing, and industrial conglomerates. We believe in the region's potential for economic business growth over the long term. Thus, we will continue to search for investments we believe are well positioned for the long term.

Of course, investing in any emerging market means accepting a certain amount of volatility and, in some cases, the consequences of severe market corrections. For example, Hong Kong's equity market has increased 339.54% in the last 15



                                                             SEMIANNUAL REPORT 5
years, but has suffered 7 quarterly declines of more than 15% each during that time. 7 Investing in emerging markets, particularly "China companies," also entails special considerations, including risks related to market and currency volatility, adverse economic, social and political developments, and the markets' relatively small size and lesser liquidity. Also, as a non-diversified investment company, the Fund may invest in a relatively small number of issuers, which could result in a greater risk of loss.

Thank you for investing in Templeton Dragon Fund. We appreciate your confidence and welcome your comments.

/S/Mark Mobius
Mark Mobius
President and Chief Executive Officer -
Investment Management
Templeton Dragon Fund, Inc.



7. Source: Standard & Poor's Micropal. Based on quarterly total return change over 15 years ended 6/30/03. Market return is measured in U.S. dollars and includes reinvested dividends. The Morgan Stanley Capital International Hong Kong Index is market capitalization-weighted and measures total returns of equity securities in Hong Kong.

--------------------------------------------------------------------------------
This discussion reflects our analysis, opinions and portfolio holdings as of June 30, 2003, the end of the reporting period. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the Investment Manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
--------------------------------------------------------------------------------

6    SEMIANNUAL REPORT

PERFORMANCE SUMMARY AS OF 6/30/03
YOUR DIVIDEND INCOME WILL VARY DEPENDING ON DIVIDENDS OR INTEREST PAID BY SECURITIES IN THE FUND'S PORTFOLIO, ADJUSTED FOR OPERATING EXPENSES. CAPITAL GAIN DISTRIBUTIONS ARE NET PROFITS REALIZED FROM THE SALE OF PORTFOLIO SECURITIES. TOTAL RETURN REFLECTS THE FUND'S DIVIDEND INCOME, CAPITAL GAIN DISTRIBUTIONS, IF ANY, AND ANY UNREALIZED GAINS OR LOSSES. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS ACCORDING TO THE TERMS SPECIFIED IN THE FUND'S DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN AND DO NOT REFLECT ANY SALES CHARGES PAID AT INCEPTION OR BROKERAGE COMMISSIONS PAID ON SECONDARY MARKET PURCHASES. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE SALE OF FUND SHARES.



PRICE AND DISTRIBUTION INFORMATION


                               CHANGE         6/30/03  12/31/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)          +$1.91         $11.64     $9.73
Market Price (NYSE)            +$2.28         $11.20     $8.92

DISTRIBUTIONS (1/1/03-6/30/03)
Dividend Income                $0.1856



PERFORMANCE



                                                                   COMMENCEMENT
                                                                   OF OPERATIONS
                                     6-MONTH    1-YEAR    5-YEAR     (9/20/94)
--------------------------------------------------------------------------------
Cumulative Total Return 1
   Based on change in NAV            +19.82%   +14.99%     +91.91%   +62.82%
   Based on change in market price   +25.76%   +23.84%    +114.31%   +47.26%
Average Annual Total Return 1
   Based on change in NAV            +19.82%   +14.99%     +13.93%    +5.71%
   Based on change in market price   +25.76%   +23.84%     +16.47%    +4.51%

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Six-month returns have not been annualized.

For more current performance figures, call Franklin Templeton Investments at 1-800/342-5236.

                                                          SEMIANNUAL REPORT    7

Ongoing market volatility can significantly affect short-term performance; more recent returns may differ from those shown. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, economic instability and social and political developments of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Also, as a non-diversified investment company investing in "China companies," the Fund may invest in a relatively small number of issuers and, as a result, be subject to a greater risk of loss with respect to its portfolio securities. You may have a gain or loss when you sell your shares.
Past performance does not guarantee future results.

TEMPLETON DRAGON FUND, INC.
Financial Highlights

                                                                                                                YEAR ENDED
                                              SIX MONTHS ENDED                 YEAR ENDED DECEMBER 31,           MARCH 31,
                                               JUNE 30, 2003  -------------------------------------------------------------
                                                (UNAUDITED)     2002     2001       2000      1999      1998 E        1998
                                               ----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .........     $9.73      $8.82     $9.91     $12.75    $10.00    $13.58        $18.25
                                               ----------------------------------------------------------------------------
Income from investment operations:
 Net investment income a .....................       .18        .17       .25        .12       .31       .25           .37
 Net realized and unrealized gains (losses) ..      1.61        .81      (.37)     (2.01)     3.58     (3.29)        (3.58)
                                               ----------------------------------------------------------------------------
Total from investment operations .............      1.79        .98      (.12)     (1.89)     3.89     (3.04)        (3.21)
                                               ----------------------------------------------------------------------------
Capital share repurchases ....................       .14        .10       .01        .22        --       .03           --
                                               ----------------------------------------------------------------------------
Less distributions from:
 Net investment income .......................     (0.02)      (.17)     (.23)     (1.17)     (.32)     (.27)         (.35)
 Net realized gains ..........................        --         --        --         --        --        --         (1.11)
 Tax return of capital .......................        --         --      (.75)        --      (.82)     (.30)           --
                                               ----------------------------------------------------------------------------
Total distributions ..........................     (0.02)      (.17)     (.98)     (1.17)    (1.14)     (.57)        (1.46)
                                               ----------------------------------------------------------------------------
Net asset value, end of period ...............    $11.64      $9.73     $8.82      $9.91    $12.75    $10.00        $13.58
                                               ============================================================================

Market value, end of period b ................   $11.200     $8.920    $7.490     $7.250    $9.813    $7.375       $11.375
                                               ============================================================================

Total return (based on market value
 per share) c ................................     25.76%     21.22%    16.95%    (15.31)%   50.11%   (30.08)%      (11.82)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ............  $439,209    $431,779  $429,889   $485,091  $673,869  $528,464      $733,533
Ratios to average net assets:
 Expenses ....................................      1.73% d    1.62%     1.54%      1.56%     1.59%     1.59% d       1.53%
 Expenses, excluding waiver and payments
 by affiliate (Note 8) .......................      2.15% d      --        --         --        --        --            --
 Net investment income .......................      3.49% d    1.80%     2.58%      1.04%     2.80%     3.21% d       2.14%
Portfolio turnover rate ......................     11.83%     15.75%    70.94%    132.74%    66.60%    39.92%        13.59%


a Based on average weighted shares outstanding effective year ended December 31, 1999.
b Based on the last sale on the New York Stock Exchange.
c Total return is not annualized for periods less than one year.
d Annualized.
e For the period April 1, 1998 to December 31, 1998. Prior to this period, the Fund's fiscal year end was March 31.

8    SEMIANNUAL REPORT             See notes to financial statements.

TEMPLETON DRAGON FUND, INC.
STATEMENT OF INVESTMENTS, JUNE 30, 2003 (UNAUDITED)



                                                                COUNTRY                SHARES                    VALUE
---------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS 96.0%
     AIRLINES 1.9%
     Cathay Pacific Airways Ltd. ..........................    Hong Kong              2,129,000      $         2,866,641
     Singapore Airlines Ltd. ..............................    Singapore                931,000                5,498,240
                                                                                                     -------------------
                                                                                                               8,364,881
                                                                                                     -------------------

     AUTOMOBILES 1.7%
     Qingling Motors Co. Ltd., H ..........................      China               48,813,496                7,511,550
                                                                                                     -------------------

     BEVERAGES .3%
     Tsingtao Brewery Co. Ltd., H .........................      China                1,298,000                  940,441
   a Yantai North Andre Juice Co. Ltd. ....................      China                  591,000                  272,834
                                                                                                     -------------------
                                                                                                               1,213,275
                                                                                                     -------------------
     CHEMICALS 2.4%
 a,b Sinopec Beijing Yanhua Petrochemical Co. Ltd., H .....      China               68,083,887                9,341,928
     Sinopec Shanghai Petrochemical Co. Ltd., H ...........      China                5,466,000                1,065,422
                                                                                                     -------------------
                                                                                                              10,407,350
                                                                                                     -------------------

     COMMERCIAL BANKS 3.0%
     Chinatrust Financial Holding Co. .....................     Taiwan                5,680,000                4,578,792
   a Sinopac Holdings .....................................     Taiwan               23,218,423                8,486,364
                                                                                                     -------------------
                                                                                                              13,065,156
                                                                                                     -------------------

     COMPUTERS & PERIPHERALS 4.8%
     Advantech Co. Ltd. ...................................     Taiwan                2,399,000                3,465,761
     Asustek Computer Inc. ................................     Taiwan                4,259,000               10,767,481
     CMC Magnetics Corp. ..................................     Taiwan                3,286,000                2,449,546
     Compal Electronics Inc. ..............................     Taiwan                1,294,000                1,734,805
     Legend Group Ltd. ....................................    Hong Kong              7,604,000                2,535,268
                                                                                                     -------------------
                                                                                                              20,952,861
                                                                                                     -------------------
     CONSTRUCTION MATERIALS 4.9%
     Cheung Kong Infrastructure Holdings Ltd. .............    Hong Kong              11,180,000              21,648,468
                                                                                                     -------------------
     DISTRIBUTORS 1.7%
     China Resources Enterprise Ltd. ......................    Hong Kong              8,720,000                7,547,944
                                                                                                     -------------------
     DIVERSIFIED FINANCIAL SERVICES 1.1%
     Yuanta Core Pacific Securities Co. ...................     Taiwan                8,844,445                4,625,382
                                                                                                     -------------------
     DIVERSIFIED TELECOMMUNICATION SERVICES .7%
     Asia Satellite Telecommunications Holdings Ltd. ......    Hong Kong                620,000                1,021,652
     China Telecom Corp. Ltd. .............................      China                9,120,000                2,093,420
                                                                                                     -------------------
                                                                                                               3,115,072
                                                                                                     -------------------
     ELECTRIC UTILITIES 5.6%
     Beijing Datang Power Generation Co. Ltd., H ..........      China               32,020,000               14,063,400
     Guangdong Electric Power Development Co. Ltd., B .....      China                1,896,600                1,077,427
     Huaneng Power International Inc., H ..................      China                8,374,000                9,557,215
                                                                                                     -------------------
                                                                                                              24,698,042
                                                                                                     -------------------






                                                             SEMIANNUAL REPORT 9

TEMPLETON DRAGON FUND, INC.
STATEMENT OF INVESTMENTS, JUNE 30, 2003 (UNAUDITED) (CONT.)


                                                                COUNTRY                SHARES                    VALUE
---------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)

     ELECTRICAL EQUIPMENT 1.4%
     Phoenixtec Power Co. Ltd. .............................    Taiwan                7,189,000      $         6,044,493
                                                                                                     -------------------

     ELECTRONIC EQUIPMENT & INSTRUMENTS 1.7%
     Delta Electronics Inc. ................................    Taiwan                6,112,050                7,258,170
                                                                                                     -------------------

     FOOD & DRUG RETAILING 11.4%
     Dairy Farm International Holdings Ltd. ................   Hong Kong             39,911,478               49,889,347
                                                                                                     -------------------

     FOOD PRODUCTS 1.3%
     People's Food Holdings Ltd. ...........................     China                1,620,000                  883,135
     UNI-President Enterprises Corp. .......................    Taiwan               16,069,030                4,944,674
                                                                                                     -------------------
                                                                                                               5,827,809
                                                                                                     -------------------

     HEALTH CARE EQUIPMENT & SUPPLIES .1%
     Microlife Corp. .......................................    Taiwan                  293,000                  546,042
                                                                                                     -------------------

     HOTELS RESTAURANTS & LEISURE 3.0%
     China Travel International Investment Hong Kong Ltd. ..   Hong Kong              2,600,000                  396,761
     Hong Kong & Shanghai Hotels Ltd. ......................   Hong Kong             28,129,000               12,715,160
                                                                                                     -------------------
                                                                                                              13,111,921
                                                                                                     -------------------
     HOUSEHOLD DURABLES 3.5%
     TCL International Holdings Inc. .......................     China               53,614,000               11,344,114
     Tsann Kuen Enterprise Co. Ltd. ........................    Taiwan                3,194,000                4,106,703
                                                                                                     -------------------
                                                                                                              15,450,817
                                                                                                     -------------------

     INDUSTRIAL CONGLOMERATES 9.7%
     Beijing Enterprises Holdings Ltd. .....................   Hong Kong              3,082,000                2,588,704
     China Merchants Holdings
      International Co. Ltd. ...............................   Hong Kong             22,860,000               20,373,678
     Citic Pacific Ltd. ....................................   Hong Kong              6,496,000               11,870,508
     Hutchison Whampoa Ltd. ................................   Hong Kong                622,000                3,788,719
     Shanghai Industrial Holdings Ltd. .....................   Hong Kong              2,904,000                4,096,356
                                                                                                     -------------------
                                                                                                              42,717,965
                                                                                                     -------------------

     IT SERVICES .3%
     Travelsky Technology Ltd., H ..........................     China                2,211,000                1,488,526
                                                                                                     -------------------
     MARINE 1.5%
     China Shipping Development Co. Ltd., H ................     China               18,870,000                6,714,958
                                                                                                     -------------------
     MEDIA .3%
     Singapore Press Holdings Ltd. .........................   Singapore                107,000                1,111,925
     Television Broadcasts Ltd. ............................   Hong Kong                 92,000                  329,745
                                                                                                     -------------------
                                                                                                               1,441,670
                                                                                                     -------------------
     METALS & MINING .2%
     Yanzhou Coal Mining Co. Ltd., H .......................     China                1,728,000                  803,267
                                                                                                     -------------------
     OFFICE ELECTRONICS .3%
     Kinpo Electronics Inc. ................................    Taiwan                2,554,200                1,247,211
                                                                                                     -------------------


10    SEMIANNUAL REPORT


TEMPLETON DRAGON FUND, INC.
STATEMENT OF INVESTMENTS, JUNE 30, 2003 (UNAUDITED) (CONT.)



                                                                COUNTRY               SHARES                 VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
     OIL & GAS 11.5%
     China Petroleum & Chemical Corp., H .............           China              148,606,000      $        35,635,789
     PetroChina Co. Ltd., H ..........................           China               49,408,000               14,889,275
                                                                                                     -------------------
                                                                                                              50,525,064
                                                                                                     -------------------

     REAL ESTATE 8.3%
   a Beijing Capital Land Ltd., H ....................           China                1,920,000                  357,008
     Cheung Kong Holdings Ltd. .......................         Hong Kong                989,000                5,948,090
     Hang Lung Group Ltd. ............................         Hong Kong             20,415,000               16,623,847
     Henderson China Holdings Ltd. ...................         Hong Kong              9,215,000                3,574,614
     Henderson Investment Ltd. .......................         Hong Kong              9,677,000                9,307,015
     Henderson Land Development Co. Ltd. .............         Hong Kong                248,000                  712,374
                                                                                                     -------------------
                                                                                                              36,522,948
                                                                                                     -------------------
     ROAD & RAIL 1.5%
     Guangshen Railway Co. Ltd., H ...................           China               27,326,000                4,870,788
     MTR Corp. Ltd. ..................................         Hong Kong              1,627,850                1,868,297
                                                                                                     -------------------
                                                                                                               6,739,085
                                                                                                     -------------------
     SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 1.5%
     Sunplus Technology Co. Ltd. .....................          Taiwan                4,989,000                6,486,709
                                                                                                     -------------------
     TEXTILES APPAREL & LUXURY GOODS .4%
     Tainan Enterprises Co. Ltd. .....................          Taiwan                1,468,000                1,764,484
                                                                                                     -------------------
     TRANSPORTATION INFRASTRUCTURE 5.5%
     Cosco Pacific Ltd. ..............................         Hong Kong              8,914,000                9,373,351
     Jiangsu Expressway Co. Ltd., H ..................           China               29,410,000               11,125,652
     Zhejiang Expressway Co. Ltd., H .................           China                8,470,000                3,502,850
                                                                                                     -------------------
                                                                                                              24,001,853

     WIRELESS TELECOMMUNICATION SERVICES 4.5%
     China Mobile (Hong Kong) Ltd. ...................           China                5,988,000               14,128,890
     Smartone Telecommunications
      Holdings Ltd. ..................................         Hong Kong              3,777,000                4,310,676
   a Taiwan Cellular Corp. ...........................          Taiwan                1,991,120                1,444,008
                                                                                                     -------------------
                                                                                                              19,883,574
                                                                                                     -------------------
     TOTAL COMMON STOCKS (COST $382,448,302) .........                                                       421,615,894
                                                                                                     -------------------
     SHORT TERM INVESTMENTS (COST $15,833,098) 3.6%
   c Franklin Institutional Fiduciary Trust Money
      Market Portfolio ...............................       United States           15,833,098               15,833,098
                                                                                                     -------------------
     TOTAL INVESTMENTS (COST $398,281,400) 99.6% .....                                                       437,448,992
     OTHER ASSETS, LESS LIABILITIES .4% ..............                                                         1,759,770
                                                                                                     -------------------
     NET ASSETS 100.0% ...............................                                                  $    439,208,762
                                                                                                     ===================


    a Non-income producing.
    b See Note 6 regarding Holdings of 5% Voting Securities.
    c See Note 7 regarding investments in the Franklin Institutional Fiduciary
      Trust Money Market Portfolio.

                                                                                                   SEMIANNUAL REPORT    11

TEMPLETON DRAGON FUND, INC.
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2003 (UNAUDITED)


Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ............................  $389,270,325
  Cost - Non-controlled affiliated issuers ...............     9,011,075
                                                            ============
  Value - Unaffiliated issuers ...........................   428,107,064
  Value - Non-controlled affiliated issuers ..............     9,341,928
 Cash ....................................................           245
 Receivables:
  Investment securities sold .............................       808,842
  Affiliates .............................................       850,000
  Dividends and interest .................................     3,718,674
                                                            ------------
      Total assets .......................................   442,826,753
                                                            ------------
Liabilities:
 Payables:
  Investment securities purchased ........................     1,591,795
  Affiliates .............................................       511,707
 Other liabilities .......................................     1,514,489
                                                            ------------
      Total liabilities ..................................     3,617,991
                                                            ------------
Net assets, at value .....................................  $439,208,762
                                                            ============
Net assets consist of:
 Undistributed net investment income .....................   $ 7,665,874
 Net unrealized appreciation (depreciation) ..............    39,167,464
 Accumulated net realized gain (loss) ....................   (62,848,849)
 Capital shares ..........................................   455,224,273
                                                            ------------
Net assets, at value .....................................  $439,208,762
                                                            ============
Net asset value per share ($439,208,762 /
37,719,742 shares outstanding) ...........................        $11.64
                                                            ============


12    SEMIANNUAL REPORT       See notes to financial statements.

TEMPLETON DRAGON FUND, INC.
Financial Statements (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)


Investment Income:
 (net of foreign taxes of $190,575)
 Dividends ....................................................... $11,743,633
 Interest ........................................................         245
                                                                   -----------
  Total investment income ........................................  11,743,878
                                                                   -----------
Expenses:
 Management fees (Note 3) ........................................   2,739,468
 Administrative fees (Note 3) ....................................     337,211
 Transfer agent fees .............................................     102,200
 Custodian fees ..................................................      93,400
 Reports to shareholders .........................................     264,439
 Registration and filing fees ....................................      37,300
 Professional fees ...............................................   1,224,100
 Directors' fees and expenses ....................................      28,800
 Other ...........................................................       5,800
                                                                   -----------
  Total expenses .................................................   4,832,718
                                                                   -----------
   Expenses waived/paid by affiliate (Note 3) ....................    (950,000)
                                                                   -----------
    Net expenses .................................................   3,882,718
                                                                   -----------
      Net investment income ......................................   7,861,160
                                                                   -----------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments:
   Unaffilaited issuers ..........................................  47,923,104
   Non-controlled affiliated issuers (Note 6) ....................  (9,545,858)
  Foreign currency transactions ..................................     (89,230)
                                                                   -----------
      Net realized gain (loss) ...................................  38,288,016
Net unrealized appreciation
 (depreciation) on:
  Investments ....................................................  28,509,618
  Translation of assets and liabilities denominated
   in foreign currencies .........................................        (128)
                                                                   -----------
      Net unrealized appreciation (depreciation) .................  28,509,490
                                                                   -----------
Net realized and unrealized gain (loss) ..........................  66,797,506
                                                                   -----------
Net increase (decrease) in net assets resulting from operations .. $74,658,666
                                                                   ===========


                                                       SEMIANNUAL REPORT    13


                                            See notes to financial statements.

TEMPLETON DRAGON FUND, INC.
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE, 30, 2003 (UNAUDITED)
AND THE YEAR ENDED DECEMBER 31, 2002

                                                                                SIX MONTHS ENDED          YEAR ENDED
                                                                                 JUNE 30, 2003         DECEMBER 31, 2002
                                                                             ----------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...................................................       $ 7,861,160             $ 8,191,719
  Net realized gain (loss) from investments and
    foreign currency transactions .........................................        38,288,016               3,663,821
  Net unrealized appreciation (depreciation) on investments and translation
   of assets and liabilities denominated in foreign currencies ............        28,509,490              39,095,638
                                                                                  -----------------------------------
      Net increase (decrease) in net assets
        resulting from operations .........................................        74,658,666              50,951,178

 Distributions to shareholders from net investment income .................          (665,642)             (7,570,574)

 Capital share transactions (Note 2) ......................................       (66,563,325)            (41,490,771)
                                                                                  -----------------------------------
      Net increase (decrease) in net assets ...............................         7,429,699               1,889,833

Net assets:
 Beginning of period ......................................................       431,779,063             429,889,230
                                                                                 ------------------------------------
 End of period ............................................................      $439,208,762            $431,779,063
                                                                                 ====================================

Undistributed net investment income included in net assets:
 End of period ............................................................      $  7,665,874              $  470,356
                                                                                 ====================================

14    SEMIANNUAL REPORT                 See notes to financial statements.

TEMPLETON DRAGON FUND, INC.
Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Dragon Fund, Inc. (the Fund), is registered under the Investment Company Act of 1940 as a closed-end, non-diversified investment company. The Fund seeks long-term capital appreciation by investing at least 45% of its total assets in the equity securities of "China companies," as defined in the Fund's prospectus.

On May 29, 2002, the Fund's shareholders approved an Agreement and Plan of Reorganization (the "Plan") that provides for the reorganization of the Fund from a Maryland corporation to a Delaware statutory trust. The completion of the reorganization is pending guidance from the National Tax Agency in Japan relating to the tax treatment of the Plan under Japanese laws with respect to the Fund's Japanese shareholders. If and when the reorganization is completed, the Delaware statutory trust will be the successor to the Fund. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.



                                                         SEMIANNUAL REPORT    15

TEMPLETON DRAGON FUND, INC.
Notes to Financial Statements (unaudited) (CONTINUED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

D. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.


2. CAPITAL STOCK

On October 18, 1997, the Board of Directors of the Fund authorized management to implement an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, up to 5.4 million shares of the Fund's common stock in open-market transactions, at the discretion of management (approximately 10% of the shares outstanding at the time the program was initially implemented). In May 2000, the Board of Directors removed the 10% limitation on share repurchases in order to give management greater flexibility to engage in an aggressive share repurchase program. Effective May 10, 2002, the Board of Directors discontinued the repurchase program.

At June 30, 2003, there were 100 million shares authorized ($.01 par value).






16    SEMIANNUAL REPORT

TEMPLETON DRAGON FUND, INC.
Notes to Financial Statements (unaudited) (CONTINUED)


2. CAPITAL STOCK (CONT.)

On July 11, 2002 and May 22, 2003, the Fund purchased and retired certain amounts of its outstanding common stock. The Fund incurred tender costs, which were charged to additional paid-in-capital. Tender offer transactions were as follows:

                                         MAY 22, 2003*      JULY 11, 2002
                                         --------------------------------
Shares repurchased and retired .........   6,656,425           4,364,926
Purchase price .........................       $9.97               $9.45
Percentage of net asset value ..........       92.5%                 90%
Tender costs incurred ..................    $198,768            $242,221
*See Note 8 regarding Recent Litigation


3. TRANSACTIONS WITH AFFILIATES

Certain officers of the Fund are also officers or directors of Templeton Asset Management Ltd. (TAML) and Franklin Templeton Services, LLC (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund pays an investment management fee to TAML of 1.25% per year of the average weekly net assets of the Fund. The Fund pays FT Services an administrative fee of 0.15% per year of the Fund's average weekly net assets, of which 0.10% is paid to Nomura Asset Management, Inc.


4. INCOME TAXES

At June 30, 2003, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments .....................................    $400,183,135
                                                            --------------
Unrealized appreciation .................................      86,222,591
Unrealized depreciation .................................     (48,956,734)
                                                            --------------
Net unrealized appreciation (depreciation) ..............    $ 37,265,857
                                                            ==============

Net investment income and net realized gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

At December 31, 2002, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                 Capital loss carryovers expiring in:
                  2006 .................................    $   992,610
                  2007 .................................     49,694,430
                  2009 .................................     47,221,414
                                                            ------------
                                                            $97,908,454
                                                            ============



                                                         SEMIANNUAL REPORT    17

TEMPLETON DRAGON FUND, INC.
Notes to Financial Statements (unaudited) (CONTINUED)


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2003 aggregated $48,094,409 and $110,338,496, respectively.


6. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" to include investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" at June 30, 2003 were as shown below.

                                                                                                                     REALIZED
                            NUMBER OF                            NUMBER OF                                           CAPITAL
                           SHARES HELD    GROSS      GROSS      SHARES HELD      VALUE       DIVIDEND INCOME       GAINS/(LOSSES)
NAME OF ISSUER            DEC. 31, 2002 ADDITIONS  REDUCTIONS  JUNE 30, 2003  JUNE 30, 2003  1/1/03-6/30/03       1/1/03-6/30/03
-------------------------------------------------------------------------------------------------------------------------------
NON-CONTROLLED AFFILIATES
Angang New Steel
 Company Ltd., H .........  58,332,000      --    (58,332,000)            --            *            --             $  (967,791)
Sinopec Beijing Yanhua
 Petrochemical
 Co. Ltd., H .............  72,215,887      --     (4,132,000)    68,083,887    $9,341,928           --                 (97,687)
Tsingtao Brewery Co.
 Ltd., H .................  39,944,000      --    (38,646,000)     1,298,000            *            --              (8,480,380)
                                                                                ------------------------------------------------
TOTAL NON-CONTROLLED AFFILIATES                                                 $9,341,928          $--             $(9,545,858)
                                                                                ================================================
*As of June 30, 2003 no longer an affiliate.


7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers Inc. (an affiliate of the Fund's investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund. The Fund earned $208,566 of dividend income from investments in the Sweep Money Fund for the period ended June 30, 2003.







18    SEMIANNUAL REPORT

TEMPLETON DRAGON FUND, INC.
Notes to Financial Statements (unaudited) (CONTINUED)


8. RECENT LITIGATION

On January 29, 2003, the Fund, together with Templeton China World Fund, Inc. ("China Fund"), another closed-end management investment company in Franklin Templeton Investments, and TAML, the investment adviser to the Fund and China Fund, filed a complaint in the United States District Court for the District of Maryland, Northern Division, against Harvard College, Harvard Management Company, Inc. ("Harvard Management"), which is an investment advisor to Harvard College, and Steven Alperin, an officer of Harvard Management (referred to collectively as "Harvard"). The complaint alleged that Harvard violated several provisions of the Federal securities laws and the rules of the SEC related to Harvard's ownership of Fund shares and actions as a shareholder. On February 7, 2003, Harvard counterclaimed, alleging that the Fund, China Fund, TAML and each fund's directors violated certain provisions of the Federal securities laws and SEC rules. Harvard also asserted counterclaims of breach of fiduciary duty under Maryland state law against TAML and each fund's directors. On March 20, 2003, the parties announced a settlement that resulted in, among other things, the dismissal of their litigation claims against each other and the withdrawal of shareholder proposals submitted by Harvard College for the Fund's 2003 Annual Shareholders' Meeting (the "Meeting").

DISMISSAL OF LAWSUIT. Pursuant to the Settlement Agreement between the Fund and Harvard, the complaint brought by the Fund, China Fund and TAML against Harvard, as well as the counterclaims brought by Harvard against the Fund, China Fund, each fund's directors and TAML were dismissed without prejudice. The parties have also entered into covenants not to sue each other with respect to the claims that were made or could have been made in the litigation absent a breach of the settlement agreements.

SHAREHOLDER PROPOSALS. As part of the settlement, Harvard College has agreed to withdraw all of its shareholder proposals for the Meeting.

TENDER OFFERS. The Fund announced that as part of its settlement with Harvard, it has agreed to take, and the Board approved, the following actions:

o APRIL 2003 CASH TENDER OFFER--The Fund agreed to commence a cash tender offer, which was required to be commenced on or prior to April 30, 2003, for 15% of the Fund's outstanding shares at 92.5% of net asset value per share as of the date the offer expires. Previously, the Board had approved an April 2003 cash tender offer for not less than 10% of the Fund's outstanding shares at not less than 90% of net asset value per share. On April 24, 2003, the Fund commenced a tender offer for up to 6,656,425 shares, or 15%, of the Fund's outstanding shares at a price per share equal to 92.5% of net asset value per share as of May 22, 2003, the expiration date of the tender offer. In accordance with the terms of the tender offer, 6,656,425 shares were accepted by the Fund for a purchase price of $9.97 per share.

o IN-KIND TENDER OFFERS--The Fund has applied to the SEC for an exemptive order allowing the Fund to make occasional, non-periodic tender offers, each for up to 20% of the Fund's outstanding shares at a price equal to 95% of net asset value per share as of the date the offer expires, to be paid entirely in kind through a pro rata distribution of marketable portfolio securities and available cash. Subject to certain conditions, the settlement requires the Fund to commence such an in-kind tender offer for 20% of the Fund's shares within three months after obtaining the SEC exemption. The Fund may also be required under the settlement to conduct, on substantially identical terms, up to two additional in-kind tender offers under certain circumstances. There is no assurance that the SEC will issue the exemptive order, nor is it possible to predict the date when an exemptive order might be granted.


                                                         SEMIANNUAL REPORT    19

TEMPLETON DRAGON FUND, INC.
Notes to Financial Statements (unaudited) (CONTINUED)


8. RECENT LITIGATION (CONT.)

o ADDITIONAL CASH TENDER OFFERS--If the SEC does not issue the exemptive order for in-kind tender offers by March 26, 2004, the settlement provides that the Fund may, but is not obligated to, conduct an additional cash tender offer, and possibly later follow-on cash tender offers, each for 15% of the Fund's outstanding shares at a price of 92.5% of net asset value per share as of the date the offer expires. Under certain circumstances, if the Fund does not conduct these tender offers, Harvard will be relieved of its obligation to refrain from making shareholder proposals and taking other actions with respect to the Fund.

Harvard announced that it intends to tender all of the shares it then owns into each tender offer described above that is commenced.

The Settlement Agreement provides that the Fund will not be obligated to commence in-kind tender offers or additional cash tender offers under certain circumstances or conditions. These relate to, among other things, the number of shares tendered by shareholders into preceding tender offers as well as the beneficial ownership percentages of the Fund's shareholders.

STANDSTILL. As part of the settlement, Harvard agreed not to submit any proposals for consideration by shareholders of the Fund, or any other closed-end fund or similar investment vehicle managed by TAML or its affiliates, or for consideration by shareholders of Franklin Resources, nor to encourage others to do so, for a period of four years. Harvard also has agreed not at any time to acquire additional shares of the Fund or any other closed-end fund or similar investment vehicle managed by TAML or its affiliates.

FEES, COSTS AND EXPENSES. The Fund agreed that TAML shall be responsible for the legal fees and expenses incurred by the Fund and its directors with respect to the Settlement Agreement and the litigation. The Fund agreed that TAML shall also be responsible for the legal fees and expenses incurred by the Fund through March 20, 2003, with respect to its proxy contest relating to the Meeting.





20    SEMIANNUAL REPORT

TEMPLETON DRAGON FUND, INC.
Annual Meeting of Shareholders, May 29, 2003

An Annual Meeting of Shareholders of the Fund was held at the Tower Club, 28th Floor, Union Planters Bank Building, 100 South East 3rd Avenue, Fort Lauderdale, Florida, on May 29, 2003. The purpose of the meeting was to elect three Directors of the Fund. At the meeting held on May 29, 2003, the following persons were elected by the shareholders to serve as Directors of the Fund:
Betty P. Krahmer, Gordon S. Macklin and Fred R. Millsaps.* No other business was transacted at the meeting.

The results of the voting at the meeting are as follows:

Proposal 1.       The election of three (3) Directors:

                                            % OF          % OF                          % OF        % OF
                                         OUTSTANDING      VOTED                      OUTSTANDING    VOTED
TERM EXPIRING 2006           FOR           SHARES         SHARES      WITHHELD         SHARES      SHARES
---------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
Betty P. Krahmer .....    40,415,163       91.07%        98.05%        802,238          1.81%       1.95%
Gordon S. Macklin ....    40,402,652       91.05%        98.02%        814,749          1.84%       1.98%
Fred R. Millsaps .....    40,251,905       90.71%        97.66%        965,496          2.18%       2.34%

* Harris J. Ashton, Frank J. Crothers, S. Joseph Fortunato, Andrew H. Hines, Jr., Edith E. Holiday, Frank A. Olson and Constantine D. Tseretopoulos currently serve as Independent Directors and Nicholas F. Brady, Martin L. Flanagan and Charles B. Johnson currently serve as Interested Directors. Their terms of office continued after the Annual Meeting of Shareholders.





                                                            SEMIANNUAL REPORT 21

TEMPLETON DRAGON FUND, INC.
Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

If shares of the Fund are held in the shareholder's name, the shareholder will automatically be a participant in the Plan (other than shareholders holding their shares through Japan Securities Clearing Corporation, who will not be enrolled in the Plan unless certain conditions are met and they elect to participate), unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in "street name"), the broker-dealer or nominee will elect to participate in the Plan on the shareholder's behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee.

Participants should contact Mellon Investor Services LLC, P.O. Box 3338, South Hackensack, NJ 07606-1938, to receive the Plan brochure.

To receive dividends or distributions in cash, the shareholder must notify Mellon Securities Trust Company (the "Plan Agent") at the address above or the institution in whose name the shares are held. The Plan Agent must receive written notice within 10 business days before the record date for the distribution.

Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional payments to the Plan Agent, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Securities Trust Company" and sent to Mellon Investor Services LLC, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attn:
Templeton Dragon Fund, Inc. The Plan Agent shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of the Fund's shares in the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax which may be payable on dividends or distributions.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Agent sent to Mellon Investor Services LLC, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares held by the Plan Agent; or, if the participant wishes, the Plan Agent will sell the participant's shares and send the proceeds, less a service charge of $5.00 and less trading fees.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.





22    SEMIANNUAL REPORT

TEMPLETON DRAGON FUND, INC.




TRANSFER AGENT
Mellon Investor Services LLC
85 Challenger Road
Ridgefield Park, NJ 07660
1-800/416-5585
www.melloninvestor.com



















SHAREHOLDER INFORMATION

Shares of Templeton Dragon Fund, Inc. are traded daily on the New York Stock Exchange under the symbol "TDF". The Fund's shares are also listed and traded in Japan on the Osaka Securities Exchange. Information about the net asset value and the market price is published each Monday in the Wall Street Journal, weekly in BARRON'S and each Saturday in THE NEW YORK TIMES and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about distributions and shareholder accounts, call 1-800/416-5585. Registered shareholders can now access their Fund account on-line with INVESTOR SERVICE DIRECTSM. For information go to Mellon Investor Services' web site at https://vault.melloninvestor.com/isd and follow the instructions.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. pacific time any business day at 1-800/DIAL BEN(R) (1-800/342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS").

Shareholders not receiving copies of the reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list by writing Templeton Dragon Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.



                                                            SEMIANNUAL REPORT 23

[LOGO OMITTED]
FRANKLIN (R) TEMPLETON(R)
                                   INVESTMENTS
100 Fountain Parkway
P.O. Box 33030
St. Petersburg, Florida 33733-8030




SEMIANNUAL REPORT
TEMPLETON DRAGON FUND, INC.


TRANSFER AGENT
Mellon Investor Services LLC
85 Challenger Road
Ridgefield Park, New Jersey 07660
1-800/416-5585
www.melloninvestor.com

FUND INFORMATION
1-800/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in the shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.






TLTDF S2003 08/03

ITEM 2. CODE OF ETHICS.  N/A

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.  N/A

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.  N/A

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.  N/A

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

ITEM 9. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 10. EXHIBITS.

(A) N/A

(B)(1) CERTIFICATIONS PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002 OF JIMMY D. GAMBILL, CHIEF EXECUTIVE OFFICER - FINANCE AND ADMINISTRATION,
AND BRUCE S. ROSENBERG, CHIEF FINANCIAL OFFICER

(B)(2) CERTIFICATIONS PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 OF JIMMY D. GAMBILL, CHIEF EXECUTIVE OFFICER - FINANCE AND ADMINISTRATION,
AND BRUCE S. ROSENBERG, CHIEF FINANCIAL OFFICER

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



TEMPLETON DRAGON FUND, INC.


By /s/JIMMY D. GAMBILL
  -----------------------------
   Jimmy D. Gambill
   Chief Executive Officer - Finance and Administration
Date: August 31, 2003




Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/JIMMY D. GAMBILL
   -----------------------------
   Jimmy D. Gambill
   Chief Executive Officer - Finance and Administration
Date: August 31, 2003


By /s/BRUCE S. ROSENBERG
  -----------------------------
   Bruce S. Rosenberg
   Chief Financial Officer
Date: August 31, 2003